SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
April 16, 2003

LSB FINANCIAL CORP.

(Exact name of Registrant as specified in its Charter)

Indiana	0-25070	35-1934975
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

101 Main Street, Lafayette, Indiana	47901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 742-1064

NEXT PAGE

ITEM 7.  Financial Statements and Exhibits.

        (c)  Exhibits:

             99.1 Press Release dated April 16, 2003.

ITEM 9.  Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

            On April 16, 2003, the Registrant issued its earnings release for the quarterly period ended March 31, 2003. The earnings release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

            This information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LSB FINANCIAL CORP.

Date: April 16, 2003	By: /s/ Randolph F. Williams Randolph F. Williams President, Chief Executive Officer

NEXT PAGE

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release Dated April 16, 2003.